UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)

1600 Utica Avenue South, Suite 700

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Item 5. Other Events.

On June 17, 2004, Buffalo Wild Wings, Inc. issued a press release announcing the grant of performance based restricted stock units and 2004 second quarter guidance. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated June 17, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2004

BUFFALO WILD WINGS, INC.

By	/s/ James M. Schmidt
James M. Schmidt,
Senior Vice President,
General Counsel and Secretary

2981090

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 17, 2004	000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated June 17, 2004

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